Rule 497(e)
Registration Nos. 333-125751 and 811-21774

STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-21774
First Trust Exchange-Traded Fund
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust CBOE® S&P 500® VIX® Tail Hedge Fund	VIXH	NYSE Arca
First Trust Total US Market AlphaDEX® ETF	TUSA	Nasdaq
DATED MAY 20, 2016
AS SUPPLEMENTED August 30, 2016
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 20, 2016, as it may be revised from time to time (the “Prospectus”), for each of the  First Trust CBOE® S&P 500® VIX® Tail Hedge Fund and First Trust Total US Market AlphaDEX® ETF (each, a “Fund” and collectively, the “Funds”), each a series of the First Trust Exchange-Traded Fund (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Reports to Shareholders dated December 31, 2015, which was filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2016. The financial statements from the Annual Report are incorporated herein by reference. The Annual Reports are available without charge by calling (800) 621-1675 or by visiting the SEC’s website at http://www.sec.gov.
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General Description of the Trust and the Funds
The Trust was organized as a Massachusetts business trust on August 8, 2003, and is authorized to issue an unlimited number of shares in one or more series or “Funds.” The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in nineteen series called the First Trust Capital Strength ETF, First Trust CBOE® S&P 500® VIX® Tail Hedge Fund, First Trust Dow Jones Internet Index Fund, First Trust Dow Jones Select MicroCap Index Fund, First Trust ISE Chindia Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Water Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ® ABA Community Bank Index Fund, First Trust NASDAQ® Clean Edge® Green Energy Index Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust S&P REIT Index Fund, First Trust Total US Market AlphaDEX® ETF, First Trust US IPO Index Fund, First Trust Value Line® 100 Exchange-Traded Fund and First Trust Value Line® Dividend Index Fund. The First Trust CBOE® S&P 500® VIX® Tail Hedge Fund, First Trust Dow Jones Internet Index Fund, First Trust ISE Chindia Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust NASDAQ® Clean Edge® Green Energy Index Fund, First Trust NYSE Arca Biotechnology Index Fund, and First Trust US IPO Index Fund are non-diversified series, while the First Trust Capital Strength ETF, First Trust Dow Jones Select MicroCap Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Water Index Fund, First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ® ABA Community Bank Index  Fund, First Trust S&P REIT Index Fund, First Trust Total US Market AlphaDEX® ETF, First Trust Value Line® 100 Exchange-Traded Fund and First Trust Value Line® Dividend Index Fund are diversified series..
This SAI relates to the Funds. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. On January 9, 2015, First Trust ValueLine® Equity Allocation Index Fund changed its name to First Trust Total US Market AlphaDEX® ETF pursuant to the approval of the Board of Trustees of the Trust.
The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.
The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees without a shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds, and ownership of Fund shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees. The Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.
The Funds are advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”).
The shares of each Fund lists and principally trade on NYSE Arca, Inc., (“NYSE Arca”) or The Nasdaq Stock Market LLC (“Nasdaq”), (each an "Exchange"), as shown on the cover of this SAI. The shares will trade on NYSE Arca or Nasdaq at market prices that may be below, at or above net asset value. Each Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities, (the "Deposit Securities"), included in each Fund's corresponding Index (as hereinafter defined) together with the deposit of a specified cash payment, (the "Cash Component"). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of a Fund.
The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled “Creation and Redemption of Creation Unit Aggregations.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
There can be no assurance that the requirements of NYSE Arca or Nasdaq necessary to maintain the listing of shares of a Fund will continue to be met. NYSE Arca or Nasdaq may, but are not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of such Fund for 30 or more consecutive trading days; (ii) the value of such Fund’s Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of NYSE Arca or Nasdaq, makes further dealings on NYSE Arca or Nasdaq inadvisable. Please note that NYSE Arca may have a conflict of interest with respect to the First Trust CBOE® S&P 500® VIX® Tail Hedge Fund because shares of the Fund are listed on NYSE Arca and NYSE Arca is also each the Fund’s index calculation agent.  Additionally, Nasdaq may have a conflict of interest with respect to the First Trust Total US Market AlphaDEX® ETF because shares of the Fund are listed on Nasdaq and Nasdaq is also the Fund’s Index Provider. NYSE Arca or Nasdaq will remove the shares of a Fund from listing and trading upon termination of such Fund.
As in the case of other stocks traded on NYSE Arca or Nasdaq, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Funds reserve the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.
Investment Objectives and Policies
The Prospectus describes the investment objectives and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.
Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund.  The fundamental investment policies below cannot be changed:
(1)	A Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).
(3)	A Fund will not underwrite the securities of other issuers except to the extent a Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of a Fund's total assets.
(6)	A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Fund’s Index is based on concentrations in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
(8)	The First Trust Total US Market AlphaDEX® ETF Fund is subject to the following fundamental policy: the Fund, may not, as to 75% of its total assets, purchase the securities of any issuer (except securities of other investment companies or securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund’s total assets is at least 300% of the principal amount of all of a Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of a Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
The fundamental investment limitations set forth above limit the Funds' ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of  a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that  such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.
Investment Strategies
Under normal circumstances, each Fund will invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks that comprise such Fund’s corresponding equity index as set forth below (each an “Index” and collectively, the “Indices”) or in depositary receipts that may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other depositary receipts (collectively “Depositary Receipts”) representing securities in such Index.  Fund shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.
Fund	Index
First Trust CBOE® S&P 500® VIX® Tail Hedge Fund	CBOE® VIX® Tail Hedge Index
First Trust Total US Market AlphaDEX® ETF	NASDAQ AlphaDEX® Total US Market Index (1)
(1)	Prior to January 9, 2015, the First Trust Total US Market AlphaDEX® ETF’s Index was the Value Line® Equity Allocation IndexTM.
Types of Investments
Depositary Receipts:    A Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored American depositary receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). ADRs and ADSs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and EDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts.
Equities:    The Funds invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. Equity securities may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.
The Funds may also invest in preferred equity securities. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or action rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.
Fixed Income Investments and Cash Equivalents:    Normally, the Funds invest substantially all of their assets to meet their investment objectives; however, for temporary or defensive purposes, the Funds may invest in high quality money market instruments, fixed income instruments and cash equivalents on an ongoing basis in order to provide income, liquidity and preserve capital.
Fixed income investments and cash equivalents held by each Fund may include, without limitation, the types of investments set forth below.
(1)	A Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the

United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association (“Fannie Mae”). In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities may fluctuate.
(2)	A Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	A Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	A Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit or bankers’ acceptances in which a Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	A Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	A Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund's portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may invest in commercial paper rated at the day of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s Ratings Group, Inc., or, if unrated, of comparable quality as determined by First Trust.
(7)	A Fund may invest in shares of money market funds, as consistent with its investment objectives and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price (until October 2016, when amended Rule 2a-7 will require share prices of non-government money market funds to be valued at their floating net asset value), it is possible for the Fund to lose money by investing in money market funds.
Illiquid Securities:    The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisor the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Advisor to look to factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant factors.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, a Fund will take such steps as is deemed advisable, if any, to protect liquidity.
Index Call Options:    The First Trust CBOE® S&P 500® VIX® Tail Hedge Fund may hold index call options on the Chicago Board Options Exchange Market Volatility Index (the “VIX Index”). The VIX Index measures the market’s expectation of 30-day volatility in the S&P 500. In most respects, index options are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of securities. Instead, the option holder who exercises an index call option receives an amount of cash if the closing level of the index upon which the option is based is greater than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple. Historically, there has been a negative correlation between the VIX Index and the S&P 500; during periods of time when the S&P 500 declines in value, the VIX Index tends to rise. In those circumstances, the Fund may receive a cash payment upon exercise of the index call options, which may offset some of the Fund’s losses on its holdings of equity securities included in the S&P 500. However, in circumstances where the VIX Index decreases, the index call options held by the Fund may expire worthless.

Money Market Funds:    The Funds may invest in shares of money market funds to the extent permitted by the 1940 Act.
Warrants:    The Funds may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.
Portfolio Turnover
The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund's investment portfolio that is bought and sold during a year is known as a Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the specified periods are set forth in the table below.
	Portfolio Turnover Rate Fiscal Year Ended December 31,
Fund	2015	2014
First Trust CBOE® S&P 500® VIX® Tail Hedge Fund	7%	7%
First Trust Total US Market AlphaDEX® ETF	170%	183%
Lending of Portfolio Securities
In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain Funds, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The lending Fund will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.
In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the applicable Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.
Sublicense Agreements
The Trust on behalf of each Fund relies on a product license agreement (each, a “Product License Agreement”) by and between the provider of each Index (each, an “Index Provider”) and First Trust and a related sublicense agreement (the “Sublicense Agreement”) with First Trust that grants the Trust, on behalf of each Fund, a non-exclusive and non-transferable sublicense to use certain intellectual property of such Index Provider as set forth below, in connection with the issuance, distribution, marketing and/or promotion of each Fund. Pursuant to each Sublicense Agreement, each Fund has agreed to be bound by certain provisions of each Product License Agreement. Pursuant to each Product License Agreement, First Trust will pay each

Index Provider an annual license fee. Under the Sublicense Agreements, each Fund will reimburse First Trust for its costs associated with the Product License Agreement.
Fund	Index	Index Provider
First Trust CBOE® S&P 500® VIX® Tail Hedge Fund	CBOE® VIX® Tail Hedge Index	Chicago Board Options Exchange, Incorporated
First Trust Total US Market AlphaDEX® ETF	NASDAQ AlphaDEX® Total US Market Index	Nasdaq, Inc.
(1)	Prior to January 9, 2015, the First Trust Total US Market AlphaDEX® ETF’s Index was the Value Line® Equity Allocation IndexTM.
Disclaimers
First Trust CBOE® S&P 500® VIX® Tail Hedge Fund
S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“SPFS”); and CBOE®, Chicago Board Options Exchange®, CBOE Volatility Index® and VIX® are registered trademarks of Chicago Board Options Exchange, Incorporated (“CBOE®”); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by First Trust.
THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, SPFS, THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, “S&P”) OR BY CHICAGO BOARD OPTIONS EXCHANGE AND ITS AFFILIATES (“CBOE®”). S&P AND CBOE® MAKE NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE CBOE® VIX® TAIL HEDGE (THE “INDEX”) TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTIONS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P’S ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. (“LICENSEE”) IS IN THE LICENSING OF THE CERTAIN TRADEMARKS AND TRADE NAMES AND THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY CBOE® WITHOUT REGARD TO THE LICENSEE OR THE FUND. S&P AND CBOE® HAVE NO OBLIGATION TO TAKE THE NEEDS OF FIRST TRUST OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. S&P AND CBOE® ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND SHARES ARE TO BE CONVERTED INTO CASH. S&P AND CBOE® HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. THERE IS NO ASSURANCE THAT INVESTMENT PRODUCTS BASED ON THE INDEX WILL ACCURATELY TRACK INDEX PERFORMANCE OR PROVIDE POSITIVE INVESTMENT RETURNS. S&P DOW JONES INDICES LLC IS NOT AN INVESTMENT ADVISOR. INCLUSION OF A SECURITY WITHIN AN INDEX IS NOT A RECOMMENDATION BY S&P OR CBOE® TO BUY, SELL OR HOLD SUCH SECURITY, NOR IS IT CONSIDERED TO BE INVESTMENT ADVICE.
S&P AND CBOE® DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P AND CBOE® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, DELAYS OR INTERRUPTIONS THEREIN. S&P AND CBOE® MAKE NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE® MAKE NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR CBOE® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P.
First Trust Total US Market AlphaDEX® ETF
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. Nasdaq, Inc. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ AlphaDEX® Total US Market Index to track general stock market performance or a segment of the same. Nasdaq, Inc.’s only relationship to First Trust is in the licensing of certain trademarks and trade names of Nasdaq, Inc. and of the NASDAQ AlphaDEX® Total US Market Index, which are determined, composed and calculated by Nasdaq, Inc. without regard to First Trust or the Fund. Nasdaq, Inc. is not responsible for and has not reviewed the Fund nor any associated literature or publications and makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Nasdaq, Inc. reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the NASDAQ AlphaDEX® Total US Market Index. Nasdaq, Inc. has no obligation or liability in connection with the administration, marketing or trading of the Fund.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NASDAQ ALPHADEX® TOTAL US MARKET INDEX OR ANY DATA INCLUDED THEREIN AND NASDAQ SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, INVESTORS, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ ALPHADEX® TOTAL US MARKET INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ ALPHADEX® TOTAL US MARKET INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Investment Risks
The following risk disclosure supplements the discussion of the Funds' investment risks that appears in the Prospectus.
Overview
An investment in a Fund should be made with an understanding of the risks that an investment in a Fund's shares entails, including the risk that the financial condition of the issuers of the securities held by a Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.
Common Stock Risk
Common stocks are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.
Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.
Additional Risks of Investing in the Funds
Depositary Receipts Risk
A Fund may hold securities of certain non-U.S. companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Funds may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Index Call Option Risk
The First Trust CBOE® S&P 500® VIX® Tail Hedge Fund’s use of index options is subject to certain risks. The purchase of index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in the index on which the option is based, including the risk that the option could expire worthless. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
Liquidity Risk
Whether or not the equity securities held by the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in the Funds may be in the over-the-counter (“OTC”) market. As a result, the existence of a liquid trading market for such equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of such equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of such equity securities in any markets made. The price at which the equity securities are held by the Funds will be adversely affected if trading markets for such equity securities are limited or absent.
Non-U.S. Securities Risk
An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non U.S. investments may include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.
Passive Foreign Investment Companies Risk
A Fund may invest in companies that are considered to be “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.
Real Estate Investment Trust (“REIT”) Risk
REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Funds from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.
Dividends Risk
Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.
Small and Mid Capitalization Companies Risk
Certain of the equity securities in certain Funds may be small and/or mid capitalization company stocks. While historically such company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small and mid capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.
The prices of small and mid capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small and mid capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small and mid capitalization companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.

Cyber Security Risk
As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund's digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Funds' third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches. The Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers or third party service providers.
Risks and Special Considerations Concerning Derivatives
In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.
(1)	Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objectives, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objectives.
(2)	Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.
(3)	Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.
(4)	Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Funds might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when taking positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Funds are unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.
(5)	Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
(6)	Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
Management of the Funds
Trustees and Officers
The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Funds, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Funds.
Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 09/55	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company/
			Investment Advisor) and Stonebridge Advisors LLC (Investment Advisor)	135 Portfolios	None

Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson c/o First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 04/51	Trustee	• Indefinite term • Since inception	Physician; President, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership; Member, Sportsmed LLC	135 Portfolios	None
Thomas R. Kadlec c/o First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/57	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	135 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, and Futures Industry Association
Robert F. Keith c/o First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/56	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	135 Portfolios	Director of Trust Company of Illinois
Niel B. Nielson c/o First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 03/54	Trustee	• Indefinite term • Since inception	Managing Director and Chief Operating Officer (January 2015 to present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services); President (June 2002 to June 2012), Covenant College	135 Portfolios	Director of Covenant Transport Inc. (May 2003 to May 2014)
OFFICERS OF THE TRUST
James M. Dykas 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 01/66	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
W. Scott Jardine 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 05/60	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC (Software Development Company/
			Investment Advisor) and Secretary, Stonebridge Advisors LLC (Investment Advisor)	N/A	N/A
Daniel J. Lindquist 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 02/70	Vice President	• Indefinite term • Since inception	Managing Director (July 2012 to present), Senior Vice President (September 2005 to July 2012), First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
Kristi A. Maher 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 12/66	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
Donald P. Swade 120 E. Liberty Drive Suite 400 Wheaton, IL 60187 D.O.B.: 08/72	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Vice President (April 2012 to Present), First Trust Advisors L.P. and First Trust Portfolios L.P., Vice President (September 2006 to April 2012), Guggenheim Funds Investment Advisors, LLC/Claymore Securities, Inc.	N/A	N/A

Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
OFFICERS OF THE TRUST
Roger F. Testin 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 06/66	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
Stan Ueland 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/70	Vice President	• Indefinite term • Since inception	Senior Vice President (September 2012 to present), Vice President (August 2005 to September 2012) First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Funds.
Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with seven portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund and First Trust New Opportunities MLP & Energy Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 112 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust, on behalf of the Funds, and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Trust set broad policies for the Funds, choose the Trust’s officers and hire the Funds' investment advisor and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board. The Trust’s Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Trust’s Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Funds' business.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Keith are members of the Executive Committee. During the last fiscal year, the Executive Committee held four meetings.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Funds. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Funds should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Funds, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held four meetings.
The Valuation Committee is responsible for the oversight of the valuation procedures of the Funds (the "Valuation Procedures"), for determining the fair value of the Fund's securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for that Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.
The Audit Committee is responsible for overseeing each Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held eight meetings.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 135 portfolios) as they hold with the Trust.
Risk Oversight
As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address each Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers’ compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including each Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.
Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008–2009), Chairman of the Nominating and Governance Committee (2003–2007), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2014) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM’s Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008–2009), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2014) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009) and Chairman of the Nominating and Governance Committee (2010–2011) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2013) and currently serves as Chairman of the Valuation Committee (since January 1, 2014) and on the Executive Committee (since January 31, 2014) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation, a global provider of educational products and services since January 2015. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Chairman of the Audit Committee (since January 1, 2014) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees is $230,000 per year and an annual per fund fee is $2,500 for each closed-end fund and actively managed fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance

Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended December 31, 2015 and the calendar year ended December 31, 2015, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Total Compensation from the Funds (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$2,029	$352,350
Thomas R. Kadlec	$2,031	$361,500
Robert F. Keith	$2,030	$357,350
Niel B. Nielson	$2,030	$356,500
(1)	The compensation paid by the Funds to the Independent Trustees for the fiscal year ended December 31, 2015 for services to the Funds.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2015 for services to the 120 portfolios existing in 2015, which consisted of 7 open-end mutual funds, 16 closed-end funds and 97 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds as of December 31, 2015:
Dollar Range of Equity Securities in the Funds
	Interested Trustee	Independent Trustees
Fund	James A. Bowen	Richard E. Erickson	Thomas R. Kadlec	Robert F. Keith	Niel B. Nielson
First Trust Total US Market AlphaDEX® ETF	None	$1–$10,000	None	None	None
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2015:
Trustee	Dollar Range of Equity Securities in the Funds (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	$1-$10,000	Over $100,000
As of December 31, 2015, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Funds.

As of December 31, 2015, the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund.
The table set forth in Exhibit A shows the percentage ownership of each shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) who, as of April 30, 2016, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of a Fund (the “Principal Holders”). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.
Information as to the Principal Holders is based on the securities position listing reports as of April 30, 2016. The Funds do not have any knowledge of who the ultimate beneficiaries are of the shares.
Investment Advisor.    First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Funds subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment management agreement (the “Investment Management Agreement”), between First Trust and the Trust, each Fund has agreed to pay an annual management fee in the amounts set forth below.
Fund	Annual Management Fee
First Trust CBOE® S&P 500® VIX® Tail Hedge fund	0.60% of average daily net assets
First Trust Total US Market AlphaDEX® ETF	0.50% of average daily net assets
The First Trust Total US Market AlphaDEX® ETF is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, sublicensing fees, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses that are both unusual in nature and infrequent in their occurrence. Until the Fund’s Expense Cap Termination Date set forth below, First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding the Annual Expense Cap amounts set forth below. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund up to three years from the date the fee was waived or the expense was borne, but no reimbursement payment will be made by the Fund at any time if it would result in a Fund’s expenses exceeding its Expense Cap in place at the time the fee was waived or the expense was borne by First Trust.
Fund	Annual Expense Cap	Expense Cap Termination Date
First Trust CBOE® S&P 500® VIX® Tail Hedge Fund	N/A	N/A
First Trust Total US Market AlphaDEX® ETF	0.70% of average daily net assets	May 19, 2017
The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by First Trust Total US Market AlphaDEX® ETF, and the fees waived and expenses reimbursed, by First Trust for the specified periods.

Amount of Management Fees (Net of Fee Waivers And Expense Reimbursements By First Trust) For the Year Ended December 31,			Amount of Fees Waived and Expenses Reimbursed By First Trust For the Year Ended December 31,
2015	2014	2013	2015	2014	2013
$0	$0	$0	$81,875	$128,690	$59,346
For the First Trust CBOE® S&P 500® VIX® Tail Hedge Fund, pursuant to the applicable Investment Management Agreement between First Trust and the Trust, First Trust will manage the investment of the Fund’s assets and will be responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
The following table sets forth the management fees received by First Trust from the First Trust CBOE® S&P 500® VIX® Tail Hedge Fund for the specified periods.
Amount of Management Fees
	Fiscal Year Ended December 31,		Fiscal Period Ended December 31,
Fund	Inception Date	2015	2014	2013
First Trust CBOE® S&P 500® VIX® Tail Hedge Fund	August 29, 2012	$22,673	$31,633	$33,997
Investment Committee.    The Investment Committee of First Trust (the “Investment Committee”) is primarily responsible for the day-to-day management of the Funds.  There are currently six members of the Investment Committee, as follows:
Name	Position with First Trust	Length of Service with First Trust	Principal Occupation During Past Five Years
Daniel J. Lindquist	Chairman of the Investment Committee and Managing Director	Since 2004	Managing Director (July 2012 to present), Senior Vice President (September 2005 to July 2012), Vice President (April 2004 to September 2005), First Trust Advisors L.P. and First Trust Portfolios L.P.
Jon C. Erickson	Senior Vice President	Since 1994	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
David G. McGarel	Chief Operating Officer Chief Investment Officer and Managing Director	Since 1997	Chief Operating Officer (January 2016 to present)
Chief Investment Officer (June 2012 to present), Managing
Director (July 2012 to present), Senior Vice President
(September 2005 to July 2012), First Trust Advisors L.P.
and First Trust Portfolios L.P.
Roger F. Testin	Senior Vice President	Since 2001	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland	Senior Vice President	Since 2005	Senior Vice President (September 2012 to present), Vice President (August 2005 to September 2012), First Trust Advisors L.P. and First Trust Portfolios L.P.
Chris A. Peterson	Senior Vice President	Since 2000	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

Daniel J. Lindquist:  Mr. Lindquist is Chairman of First Trust’s Investment Committee (the “Investment Committee”) and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.
Jon C. Erickson:  As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.
David G. McGarel:  As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration.
Roger F. Testin:  As head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group.
Stan Ueland:  Mr. Ueland executes the investment strategies of each of the Funds.
Chris A. Peterson:  Mr. Peterson is a Senior Vice President and head of the strategy research group at First Trust. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies.
Compensation.    The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.  Salaries are determined by management and are based upon an individual’s position and overall value to the firm.  Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm.  Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds’ portfolios.  In addition, Mr. Erickson, Mr. Lindquist, Mr. McGarel and Mr. Ueland also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.
The Investment Committee manages the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets, as of the fiscal year ended December 31, 2015, set forth in the table below:
Accounts Managed by Investment Committee
Investment Committee Member	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Dan Lindquist	89 ($34,755,748,445)	26 ($359,732,957)	2,274 ($717,073,799)
David McGarel	89 ($34,755,748,445)	26 ($359,732,957)	2,274 ($717,073,799)
Jon Erickson	89 ($34,755,748,445)	26 ($359,732,957)	2,274 ($717,073,799)
Roger Testin	89 ($34,755,748,445)	26 ($359,732,957)	2,274 ($717,073,799)
Stan Ueland	79 ($34,168,514,701)	12 ($99,905,829)	N/A
Chris Peterson	N/A	N/A	N/A
Conflicts.    None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee.
Brokerage Allocations
First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.
Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.”  First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.
Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless First Trust determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.
First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Brokerage Commissions
The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods.
	Aggregate Amount of Brokerage Commissions For the Fiscal Year Ended December 31,
Fund	2015	2014	2013
First Trust CBOE® S&P 500® VIX® Tail Hedge Fund	$5,778	$3,787	$7,661
First Trust Total US Market AlphaDEX® ETF	$5,705	$5,324	$5,400

The amount of brokerage commissions paid by certain Funds was significantly higher for the fiscal year ended December 31, 2015 than for the fiscal year ended December 31, 2014. This increase in brokerage commissions was due primarily to increased purchases of securities by the Funds in order to meet higher demand for shares and the overall growth of the Funds.
During the last fiscal year, the First Trust Total US Market AlphaDEX® ETF acquired securities of Goldman Sachs Group, Inc., and the First Trust CBOE® S&P 500® VIX® Tail Hedge Fund acquired securities of Citigroup Inc., Goldman Sachs Group, Inc., JPMorgan Chase & Co., Morgan Stanley and Wells Fargo & Co., each a regular broker or dealer of the Funds as defined in Rule 10b-1 under the 1940 Act. As of December 31, 2014, the First Trust Total US Market AlphaDEX® ETF’s investment in Goldman Sachs Group, Inc. represented 1.35% of the Fund’s net assets. As of December 31, 2015, the First Trust CBOE® S&P 500® VIX® Tail Hedge Fund’s investment in Citigroup Inc., Goldman Sachs Group, Inc., JPMorgan Chase & Co., Morgan Stanley and Wells Fargo & Co. represented 0.89%, 0.43%, 1.27%, 0.32% and 1.41% of the Fund’s net assets, respectively.
Custodian, Administrator, Distributor, Transfer Agent, Fund Accounting Agent,
Index Providers and Exchanges
Administrator.     The Bank of New York Mellon Corporation ("BNYM") serves as Administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.
BNYM serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities (which may be in BNYM’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; and provide monitoring reports and assistance regarding compliance with federal and state securities laws.
Pursuant to the Fund Administration and Accounting Agreement, the Trust on behalf of the Funds has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
Pursuant to the Fund Administration and Accounting Agreement between BNYM and the Trust, the Funds have agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BNYM in the performance of its duties. This fee is subject to reduction for assets over $1 billion. The following table sets forth the amounts paid by each Fund to BNYM under the Fund Administration and Accounting Agreement.
	Fund Administration and Accounting For the Fiscal Year Ended December 31,
Fund	2015	2014	2013
First Trust CBOE® S&P 500® VIX® Tail Hedge Fund	N/A	N/A	N/A
First Trust Total US Market AlphaDEX® ETF	$7,914	$5,707	$5,340
Custodian, Transfer Agent and Accounting Agent.    BNYM, as custodian for the Funds pursuant to a Custody Agreement, holds each Fund’s assets (which may be held through U.S. and non-U.S. sub-custodians and depositories). BNYM also serves as transfer agent of the Funds pursuant to a Transfer Agency and Service Agreement. As the Funds’ accounting agent, BNYM calculates the net asset value of shares and calculates net income and realized capital gains or losses. BNYM may be reimbursed by the Funds for its out-of-pocket expenses.
Distributor.    First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Funds. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares.  Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus under the heading "Creation and Redemption of Creation Unit Aggregations."
For the fiscal years ended December 31, 2013, 2014 and 2015, there were no underwriting commissions with respect to the sale of Fund shares and FTP did not receive compensation on redemptions for the Funds for those periods.
12b-1 Plan.    The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.
Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.
No fee is currently paid by a Fund under the Plan and pursuant to a contractual agreement, the Funds will not pay 12b-1 fees any time before May 19, 2017.
Aggregations.    Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor has entered into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund shares.  Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below)
Index Providers.    The respective Indices that each respective Fund seeks to track are compiled by the Index Providers as set forth below.
Fund	Index Provider
First Trust CBOE® S&P 500® VIX® Tail Hedge Fund	Chicago Board Options Exchange, Incorporated
First Trust Total US Market AlphaDEX® ETF	Nasdaq, Inc. (1)
(1)Prior to January 9, 2015, the First Trust Total US Market AlphaDEX® ETF’s index provider was Value Line® Publishing, Inc.
The Index Providers are not affiliated with the Funds or First Trust. Each Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement with First Trust, which in turn has a Product License Agreement with each Index Provider.
For the First Trust Total US Market AlphaDEX® ETF, First Trust has entered into an agreement with Nasdaq, Inc. pursuant to which Nasdaq, Inc. or its designee will serve as the calculation agent for the applicable Indices. As the calculation agent, Nasdaq, Inc. or its designee will be responsible for calculating and disseminating the intra-day portfolio values for such Funds’ shares.
Exchanges.     Besides serving as the index calculation agent for certain of the Funds as described above, the only other relationship that NYSE Arca has with First Trust or the Distributor in connection with the First Trust CBOE® S&P 500® VIX® Tail Hedge Fund (collectively, the “NYSE Arca Listed Funds”) is that NYSE Arca lists the shares of the NYSE Arca Listed Funds pursuant to its Listing Agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the NYSE Arca Listed Funds or in the determination or calculation of the net asset value of such Funds. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the NYSE Arca Listed Funds.

Nasdaq, Inc. serves as the Index Provider and the index calculation agent for the Indices related to the First TrustTotal US Market AlphaDEX® ETF (together, the “Nasdaq Listed Funds”). The only other relationship that Nasdaq, Inc. has with First Trust or the Distributor in connection with the Nasdaq Listed Funds is that Nasdaq, Inc. lists the shares of the Nasdaq Listed Funds pursuant to its Listing Agreement with the Trust. Nasdaq, Inc. is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Nasdaq Listed Funds or in the determination or calculation of the net asset value of such Funds. Nasdaq, Inc. has no obligation or liability in connection with the administration, marketing or trading of the Nasdaq Listed Funds.
Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to a Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of a Fund's Prospectus because they are not paid by a Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Additional Information
Book Entry Only System.    The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares.    Shares of the Funds are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Policy Regarding Investment in Other Investment Companies.     The Funds will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.
Proxy Voting Policies and Procedures
The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently with the best interests of the Funds.
The Board has delegated to First Trust the proxy voting responsibilities for the Funds and has directed First Trust to vote proxies consistent with the Funds' best interests. First Trust has engaged the services of Institutional Shareholder Services Inc. (“ISS”), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust’s clients hold any securities of that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.
First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust’s general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B.
Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Funds' website at http://www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedule.    The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Trust are available on the SEC’s website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.
Policy Regarding Disclosure of Portfolio Holdings.    The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. Each Fund’s portfolio holdings are also available on the Funds' website at http://www.ftportfolios.com. BNYM.
Codes of Ethics.    In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Funds; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Creation and Redemption of Creation Unit Aggregations
Creation.     The Trust issues and sells shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form.
A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Deposit of Securities and Deposit or Delivery of Cash.     The consideration for purchase of Creation Unit Aggregations of a Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below; and/or (ii) a designated portfolio of equity securities determined by First Trust, the “Deposit Securities”, per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash, the “Cash Component”, computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.
The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the “Deposit Amount”, an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.
The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.
Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security that may not be available, may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (“AP”) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of all shares; but

First Trust, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.
Procedures for Creation of Creation Unit Aggregations.     In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.
All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time in order to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Placement of Creation Orders Using Clearing Process.     The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process.     Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by First Trust and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date.
All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted in order to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.
Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)
Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Fund shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. APs will be liable to the Trust and the Funds for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.
Acceptance of Orders for Creation Unit Aggregations.     The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee.     Purchasers of Creation Units will be required to pay a standard creation transaction fee (the “Creation Transaction Fee”), described below, payable to BNYM regardless of the number of Creation Units. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.
The standard creation transaction fee for each of the Funds is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:
Number of Securities in a Creation Unit	Creation Transaction Fee
1–100	$500
101–499	$1,000
500 or more	$1,500
The standard creation transaction fee for the First Trust CBOE® S&P 500® VIX® Tail Hedge Fund is currently $1,500.
Redemption of Fund Shares In Creation Unit Aggregations.     Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation.
With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the securities (“Fund Securities”) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities-as announced on the Business Day of the request for redemption received in proper form-plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus the applicable redemption transaction fee is required to be made by or through an AP by the redeeming shareholder.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.
Redemption Transaction Fee.     A redemption transaction fee (the “Redemption Transaction Fee”) is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. A Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order and may also be assessed an amount to cover other costs including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to such securities. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.
The standard redemption transaction fee for each of the Funds is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:
Number of Securities in a Creation Unit	Redemption Transaction Fee
1–100	$500
101–499	$1,000
500 or more	$1,500
The standard redemption transaction fee for the First Trust CBOE® S&P 500® VIX® Tail Hedge Fund is currently $1,500.
Placement of Redemption Orders Using Clearing Process.     Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of a Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside Clearing Process.     Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern Time, (for the Fund shares) on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal

Date, and the requisite number of shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of shares of a Fund are not delivered by the DTC Cut-Off-Time, as described above; or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund shares of a Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value. Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
The chart below describes in further detail the placement of redemption orders outside the clearing process.
	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
CREATION THROUGH NSCC
Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.
Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.
CREATION OUTSIDE NSCC
Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by a Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.
Standard Orders Created in Advance of Receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash	No action.	1:00 p.m. Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
CREATION OUTSIDE NSCC
		Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.		missing Deposit Securities. Creation Unit Aggregations will be delivered.
Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Order received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by a Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.
REDEMPTION THROUGH NSCC
Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.
Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent Order received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.
REDEMPTION OUTSIDE NSCC
Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Order received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	11:00 a.m. (ET)
Fund shares must
be delivered
through DTC to
the Custodian.
2:00 p.m. (ET)
Cash Component,
if any, is due.
*If the order is not
in proper form or
the Fund shares
are not delivered,
then the order will
not be deemed
		received as of T.	No action.	Fund Securities and Cash Redemption Amount are delivered to the redeeming beneficial owner.
Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Order received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Fund shares must be delivered through DTC to the Custodian. 2:00 p.m. (ET) Cash Component, if any, is due. *If the order is not in proper form or the Fund shares are not delivered,	No action.	Fund Securities and Cash Redemption Amount are delivered to the redeeming beneficial owner.

Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
REDEMPTION OUTSIDE NSCC
then the order will not be deemed received as of T.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of a Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on their investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Funds intend to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
Distributions
Dividends paid out of a Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as each of the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by a Fund itself. Dividends received by a Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. A Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. A Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.
Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be reported by the Funds as being eligible for the dividends received deduction.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions; and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Taxes on Purchase and Redemption of Creation Units
If a shareholder exchanges equity securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Nature of Fund Investments
Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Funds' transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (ii) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Investments in Certain Foreign Corporations
If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.
Backup Withholding
A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Income Not Effectively Connected.    If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by a Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.
Distributions from a Fund that are properly reported by a Fund as an interest-related dividend attributable to certain interest income received by the Funds or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by a Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that each Fund makes certain elections and certain other conditions are met.
In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.
Income Effectively Connected.    If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are properly reported by a Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of a Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carry-forward
Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), net capital losses of a Fund incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. As of December 31, 2015, the Funds had net capital losses for federal income tax purposes shown in the table below. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.
Fund	Capital Loss Available through		Post- Enactment No Expiration	Total Capital Loss Available
	12/30/2016	12/30/2017
First Trust CBOE® S&P 500® VIX® Tail Hedge Fund	$—	$—	$728,641	$728,641
First Trust Total US Market AlphaDEX® ETF	1,168,041	2,421,122	46,599	3,635,762
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The per share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by a Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks, real estate investment trusts and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Securities listed on Nasdaq or AIM are valued at the official closing price on the Business Day as of which such value is being determined. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
(2)	Shares of open-end funds are valued at fair value which is based on NAV per share.
(3)	Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(4)	Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.

(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)	the credit conditions in the relevant market and changes thereto;
(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor's Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures.  From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee.  Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services.  If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by a Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may buy or sell shares of a Fund, the value of a Fund's investments may change on the days when shareholders are not able to buy or sell shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in a Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation.  For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service.  All assets denominated in foreign currencies will be converted into U.S. dollars using exchange rates in effect at the time of valuation.

Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies.    Dividends from net investment income of the Funds, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.
Dividend Reinvestment Service.    No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of each Fund purchased in the secondary market.
Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits each financial statements and performs other related audit services.
Financial Statements
The audited financial statements and notes thereto for the Funds, contained in the Annual Reports to Shareholders dated December 31, 2015, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose reports also appear in the Annual Reports and are also incorporated by reference herein. No other parts of the Annual Reports are incorporated by reference herein. The Annual Reports are available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

Exhibit A—Principal Holders Table
NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST CBOE® S&P 500® VIX® TAIL HEDGE FUND
Pershing LLC(1)	21.55%
Merrill Lynch, Pierce, Fenner & Smith Incorporated(2)	17.80%
National Financial Services LLC(3)	12.06%
Charles Schwab & Co., Inc.(4)	9.84%
TD Ameritrade Clearing, Inc.(5)	7.12%
RBC Capital Markets(6)	6.27%
FIRST TRUST TOTAL US MARKET ALPHADEX® ETF
LPL Financial Corporation(7)	24.57%
Pershing LLC	9.71%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	9.19%
Morgan Stanley Smith Barney LLC(8)	8.24%
National Financial Services LLC	8.10%
Citadel Securities LLC(9)	7.53%
(1)	Pershing LLC: 1 Pershing Plaza, Jersey City, New Jersey 07399
(2)	Merrill Lynch, Pierce, Fenner & Smith Incorporated: 4804 Deer Lake Dr. E., Jacksonville, Florida 32246
(3)	National Financial Services: 499 Washington Blvd., Jersey City, New Jersey 07310
(4)	Charles Schwab & Co. Inc.: 2423 East Lincoln Drive, Phoenix, Arizona 85016
(5)	TD Ameritrade Clearing Inc.: 1005 Ameritrade Place, Bellevue, Nebraska 68005
(6)	RBC Capital Markets: 60 S. 6th Street, Minneapolis, Minnesota, 55402
(7)	LPL Financial Corporation: 9785 Towne Centre Drive, San Diego, California 92121
(8)	Morgan Stanley Smith Barney LLC: 1300 Thames St. 6th Floor, Baltimore, Maryland 21231
(9)	Citadel Securities LLC: 131 S. Dearborn St., Chicago, llinois 60603
A-1

Exhibit B—Proxy Voting Guidelines
United States
Concise Proxy Voting Guidelines

2016 Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2016
Published January 22, 2016
www.issgovernance.com
© 2016 ISS | Institutional Shareholder Services

2016 U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2016 proxy voting guidelines can be found at:
http://www.issgovernance.com/policy-gateway/2016-policy-information/
BOARD OF DIRECTORS:
Voting on Director Nominees in Uncontested Elections
➤	General Recommendation: Generally vote for director nominees, except under the following circumstances:
1.    Accountability
Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by-case) for the following:
Problematic Takeover Defenses
Classified Board Structure:
1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Director Performance Evaluation:
1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
➤	A classified board structure;
➤	A supermajority vote requirement;
➤	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
➤	The inability of shareholders to call special meetings;
➤	The inability of shareholders to act by written consent;
➤	A dual-class capital structure; and/or
➤	A non-shareholder-approved poison pill.

(1)	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
(2)	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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© 2016 ISS | Institutional Shareholder Services

2016 U.S. Concise Proxy Voting Guidelines

Poison Pills:
1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote case-by-case on all nominees if:
1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
➤	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
➤	The issuer’s rationale;
➤	The issuer’s governance structure and practices; and
➤	The issuer’s track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

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© 2016 ISS | Institutional Shareholder Services

2016 U.S. Concise Proxy Voting Guidelines

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:
1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
➤	Specific actions taken to address the issues that contributed to the low level of support;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Unilateral Bylaw/Charter Amendments
1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
➤	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
➤	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
➤	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
➤	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
➤	The company's ownership structure;
➤	The company's existing governance provisions;
➤	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
➤	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
➤	Classified the board;
➤	Adopted supermajority vote requirements to amend the bylaws or charter; or
➤	Eliminated shareholders' ability to amend bylaws.
1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services

2016 U.S. Concise Proxy Voting Guidelines

➤	The level of impairment of shareholders' rights caused by the provision;
➤	The disclosed rationale for adopting the provision;
➤	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
➤	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
➤	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.
Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
1.19.	Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
2.    Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
➤	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
➤	Rationale provided in the proxy statement for the level of implementation;
➤	The subject matter of the proposal;
➤	The level of support for and opposition to the resolution in past meetings;
➤	Actions taken by the board in response to the majority vote and its engagement with shareholders;
➤	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
➤	Other factors as appropriate.
2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

(3)	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
➤	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
➤	The company's ownership structure and vote results;
➤	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
➤	The previous year's support level on the company's say-on-pay proposal.
3.    Composition
Attendance at Board and Committee Meetings:
3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case(4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
➤	Medical issues/illness;
➤	Family emergencies; and
➤	Missing only one meeting (when the total of all meetings is three or fewer).
3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors:
Vote against or withhold from individual directors who:
3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017(5), sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards(6).
4.    Independence
Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

(4)	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
(5)	This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.
(6)	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.
Independent Chair (Separate Chair/CEO)
➤	General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:
➤	The scope of the proposal;
➤	The company's current board leadership structure;
➤	The company's governance structure and practices;
➤	Company performance; and
➤	Any other relevant factors that may be applicable.
Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.
Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.
When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.
The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.
ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

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Proxy Access
➤	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
➤	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
➤	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
➤	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
➤	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
➤	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
➤	Long-term financial performance of the company relative to its industry;
➤	Management’s track record;
➤	Background to the contested election;
➤	Nominee qualifications and any compensatory arrangements;
➤	Strategic plan of dissident slate and quality of the critique against management;
➤	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➤	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).
CAPITAL/RESTRUCTURING
Common Stock Authorization
➤	General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

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Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
➤	Past Board Performance:
➤	The company's use of authorized shares during the last three years
➤	The Current Request:
➤	Disclosure in the proxy statement of the specific purposes of the proposed increase;
➤	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
➤	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.
Mergers and Acquisitions
➤	General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
➤	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
➤	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➤	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➤	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
➤	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests

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may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
➤	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

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Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
➤	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:
➤	There is a significant misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices;
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
➤	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
➤	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
➤	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices(7), this analysis considers the following:
1.	Peer Group(8) Alignment:
➤	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
➤	The multiple of the CEO's total pay relative to the peer group median.
2.	Absolute Alignment(9)– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years –i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

(7)	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
(8)	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
(9)	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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➤	The ratio of performance- to time-based equity awards;
➤	The overall ratio of performance-based compensation;
➤	The completeness of disclosure and rigor of performance goals;
➤	The company's peer group benchmarking practices;
➤	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
➤	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
➤	Realizable pay(10) compared to grant pay; and
➤	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
➤	Problematic practices related to non-performance-based compensation elements;
➤	Incentives that may motivate excessive risk-taking; and
➤	Options Backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
➤	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➤	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
➤	New or extended agreements that provide for:
➤	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
➤	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
➤	CIC payments with excise tax gross-ups (including "modified" gross-ups);
➤	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.
Incentives that may Motivate Excessive Risk-Taking
➤	Multi-year guaranteed bonuses;
➤	A single or common performance metric used for short- and long-term plans;
➤	Lucrative severance packages;
➤	High pay opportunities relative to industry peers;
➤	Disproportionate supplemental pensions; or
➤	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

(10)	ISS research reports include realizable pay for S&P1500 companies.

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Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
➤	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
➤	Duration of options backdating;
➤	Size of restatement due to options backdating;
➤	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
➤	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
➤	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
➤	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
➤	Specific actions taken to address the issues that contributed to the low level of support;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
➤	General Recommendation: Vote case-by-case on certain equity-based compensation plans(11) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:
➤	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
➤	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
➤	SVT based only on new shares requested plus shares remaining for future grants.
➤	Plan Features:
➤	Automatic single-triggered award vesting upon a change in control (CIC);
➤	Discretionary vesting authority;
➤	Liberal share recycling on various award types;

(11)	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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➤	Lack of minimum vesting period for grants made under the plan.
➤	Grant Practices:
➤	The company’s three year burn rate relative to its industry/market cap peers;
➤	Vesting requirements in most recent CEO equity grants (3-year look-back);
➤	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
➤	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
➤	Whether the company maintains a claw-back policy;
➤	Whether the company has established post exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:
➤	Awards may vest in connection with a liberal change-of-control definition;
➤	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it—for NYSE and Nasdaq listed companies—or by not prohibiting it when the company has a history of repricing—for non-listed companies);
➤	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
➤	Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL/ENVIRONMENTAL ISSUES (SHAREHOLDER PROPOSALS)
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
➤	General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:
➤	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
➤	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
➤	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
➤	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
➤	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
➤	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Climate Change/Greenhouse Gas (GHG) Emissions
➤	General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:
➤	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company’s level of disclosure is at least comparable to that of industry peers; and
➤	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
➤	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company's level of disclosure is comparable to that of industry peers; and
➤	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
➤	Whether the company provides disclosure of year-over-year GHG emissions performance data;
➤	Whether company disclosure lags behind industry peers;
➤	The company's actual GHG emissions performance;
➤	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
➤	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
➤	General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
➤	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
➤	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
➤	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
➤	The level of gender and racial minority representation that exists at the company’s industry peers;
➤	The company’s established process for addressing gender and racial minority board representation;
➤	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
➤	The independence of the company’s nominating committee;
➤	Whether the company uses an outside search firm to identify potential director nominees; and
➤	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Sustainability Reporting
➤	General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
➤	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
➤	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
➤	General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:
➤	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
➤	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
➤	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
➤	The company's current level of disclosure regarding its environmental and social performance.
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